Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Panhandle Eastern Pipe Line Company, LP (the “Company”) on Form 10-Q for the quarter ended March 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kelcy L. Warren, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2020

/s/ Kelcy L. Warren
Kelcy L. Warren
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to and will be retained by Panhandle Eastern Pipe Line Company, LP and furnished to the Securities and Exchange Commission upon request.